Editas Medicine and Vertex Pharmaceuticals Enter into Non-exclusive License Agreement for Cas9 Vertex Pharmaceuticals to obtain a non-exclusive license for Cas9 for CASGEVY™ (exagamglogene autotemcel) Agreement extends Editas Medicine’s cash runway into 2026 CAMBRIDGE, Mass., Dec. 13, 2023 – Editas Medicine, Inc. (Nasdaq: EDIT), a clinical-stage genome editing company, today announced that the Company and Vertex Pharmaceuticals entered into a license agreement. Under terms of the agreement, Vertex will obtain a non- exclusive license for Editas Medicine’s Cas9 gene editing technology for ex vivo gene editing medicines targeting the BCL11A gene in the fields of sickle cell disease and beta thalassemia, including CASGEVY™ (exagamglogene autotemcel). This agreement extends Editas Medicine’s cash runway into 2026. Editas Medicine is the exclusive licensee of certain CRISPR patent estates for making human medicines. These include a Cas9 patent estate owned and co-owned by Harvard University, Broad Institute, the Massachusetts Institute of Technology, and The Rockefeller University. Sickle cell disease and beta thalassemia are serious hematologic diseases with unmet medical needs. The Cas9 gene editing technology provides access to a broad range of genetic mutations, delivering a precise and targeted approach to gene editing medicines. About Editas Medicine As a clinical-stage genome editing company, Editas Medicine is focused on translating the power and potential of the CRISPR/Cas12a and CRISPR/Cas9 genome editing systems into a robust pipeline of treatments for people living with serious diseases around the world. Editas Medicine aims to discover, develop, manufacture, and commercialize transformative, durable, precision genomic medicines for a broad class of diseases. Editas Medicine is the exclusive licensee of Broad Institute’s Cas12a patent estate and Broad Institute and Harvard University’s Cas9 patent estates for human medicines. For the latest information and scientific presentations, please visit www.editasmedicine.com. Forward-Looking Statements This press release contains forward-looking statements and information within the meaning of The Private Securities Litigation Reform Act of 1995. The words ‘‘anticipate,’’ ‘‘believe,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘plan,’’ ‘‘potential,’’ ‘‘predict,’’ ‘‘project,’’ ‘‘target,’’ ‘‘should,’’ ‘‘would,’’ and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the initiation and completion of preclinical studies and clinical trials, and clinical development of the Company’s product candidates; Exhibit 99.1 availability and timing of results from preclinical studies and clinical trials; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; expectations for regulatory approvals to conduct trials or to market products and availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements. These and other risks are described in greater detail under the caption “Risk Factors” included in the Company’s most recent Annual Report on Form 10-K, which is on file with the Securities and Exchange Commission, as updated by the Company’s subsequent filings with the Securities and Exchange Commission, and in other filings that the Company may make with the Securities and Exchange Commission in the future. Any forward-looking statements contained in this press release speak only as of the date hereof, and the Company expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise. ### Media and Investor Contact: Cristi Barnett (617) 401-0113 cristi.barnett@editasmed.com